EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jitu Banker, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB of Gateway International Holdings, Inc., for the fiscal year ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Gateway International Holdings, Inc.


By:    /s/ Jitu Banker
       -----------------------------
Name:  Jitu Banker
Title: Chief Financial Officer

Date: August 18, 2005


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